SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 31, 2010

STATION CASINOS, INC
(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1505 South Pavilion Center Drive, Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(702) 495-3000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On March 31, 2010, Station Casinos, Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2009.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

99.1                    Press Release, dated March 31, 2010, issued by Station.

The information, including exhibits attached thereto, of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date:	March 31, 2010	By:	/s/ THOMAS M. FRIEL
Thomas M. Friel
Executive Vice President, Chief
Accounting Officer and Treasurer